UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2022

DATASEA INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38767	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, Tower B, Guorui Plaza

1 Ronghua South Road, Technological Development Zone

Beijing, People’s Republic of China 100176

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +86 10-56145240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DTSS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2022, the shareholders of Datasea Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2018 equity incentive plan (the “Plan”) at the Company’s annual shareholder meeting (the “Annual Meeting”). Pursuant to the Amendment, the number of shares of the Company’s common stock reserved for issuance under the Plan was increased from 4,000,000 shares of common stock to 14,000,000 shares of common stock.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2022, the Company held its Annual Meeting. As of March 4, 2022 (the “Record Date”), there were 24,244,130 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 17,023,671 shares, or 70.218%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal One: Election of Directors.

To elect Zhixin Liu, Fu Liu, Yan Yang, Chun Kwok Wong and Michael J. Antonoplos, each to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Zhixin Liu	17,023,431	0	240
Fu Liu	17,023,431	0	240
Yan Yang	17,023,491	0	180
Stephen (Chun Kwok) Wong	17,023,231	0	440
Michael James Antonoplos	17,018,256	0	5,415

Proposal Two: Ratification of Appointment of Independent Auditor.

To ratify the appointment of Paris Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022:

For	Against	Broker Non-Votes
17,023,190	111	370

Proposal Three: Approval of the Amendment to the Company’s 2018 Equity Inventive Plan.

To approve Amendment No. 1 to our 2018 Equity Incentive Plan:

For	Against	Broker Non-Votes
17,011,476	11,985	210

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Datasea Inc. 2018 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2022

DATASEA INC.

By:	/s/ Zhixin Liu
	Name:	Zhixin Liu
	Title:	Chief Executive Officer

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